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Summary Prospectus
GENWORTH MODERATE ALLOCATION FUND

April 30, 2011	Class: Institutional	Service

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://hosted.rightprospectus.com/GVIT.  You can also get this information at no cost by calling 1-800-352-9910 or by sending an e-mail request to vaposservicingteam@genworth.com, or by contacting your financial intermediary.

Investment Objective
Genworth Moderate Allocation Fund (the “Fund”) seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund for your variable annuity contract (“variable contract”) or qualified retirement plan (“qualified plan”) account. The table does not reflect any fees or charges imposed in connection with your variable contract or qualified plan account.  If such fees or charges were included, the overall expenses would be higher.

	Service Shares	Institutional Shares
Shareholder Fees (fees paid directly from your investment)	N/A	N/A
Short-Term Trading Fee (deducted from amount redeemed or exchanged)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.05%	0.05%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	1.27%	1.02%
Administrative Service Fees	0.25%	None
All Other Expenses	1.02%	1.02%
Acquired Fund Fees and Expenses1	0.50%	0.50%
Total Annual Fund Operating Expenses	2.07%	1.57%
Amount of Fee Waiver and/or Expense Assumption2	(0.93)%	(0.93)%
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Assumption)	1.14%	0.64%
1
“Acquired Fund Fees and Expenses” are indirect fees and expenses borne by the Fund in connection with its investments in other investment companies (“Acquired Funds”).  The amount represents a pro rata portion of the cumulative expenses of the Acquired Funds, and is based on estimated amounts for the current fiscal year.  Please note that the amount of Total Annual Fund Operating Expenses shown in the above table may differ from the Ratio of Expense to Average Net Assets (after expense reimbursement and securities lending credit) included in the “Financial Highlights” section of the prospectus because the audited information in the Financial Highlights reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.

2
Genworth Financial Wealth Management, Inc. has contractually agreed through May 1, 2012, to waive its advisory fees and/or assume expenses otherwise payable by the Fund to the extent necessary to ensure that annual fund operating expenses (excluding Distribution and/or Service (12b-1) Fees, Administrative Service Fees, taxes, interest, trading costs, Acquired Fund Fees and Expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed 0.14% of average daily net assets of the Fund.  This fee waiver and/or expense assumption may not be terminated prior to May 1, 2012 unless the Board of Trustees consents to an earlier revision or termination.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example, however, does not include charges that are imposed in connection with your variable contract or qualified plan account.  If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$116	$559	$1,028	$2,326
Institutional Shares	$65	$404	$767	$1,788

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.   During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.88% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund operates as a fund of funds and under normal circumstances invests approximately 60% of its total assets in other investment companies and exchange-traded funds (“Underlying Funds”) that invest primarily in equity securities (the “Equity Allocation”) and approximately 40% of its total assets in Underlying Funds that invest primarily in fixed income securities (the “Fixed Income Allocation”).  Genworth Financial Wealth Management, Inc. (the “Advisor”) determines the percentage allocations between asset classes, and selects the Underlying Funds within asset classes based on fundamental analysis of current economic and market conditions, and the Underlying Funds’ investment strategies, risks and historical performance.

Some of the Underlying Funds selected by the Advisor will be actively managed, and others will be managed using a passive indexing approach that attempts to replicate the investment performance of a securities index representative of a market, market segment, industry sector, country or geographic region.  The Fund may also invest in Underlying Funds that use an enhanced indexing approach that emphasizes certain segments of the index (e.g., capitalization ranges, growth, or value) or performs security selection within the index to seek additional return.

Within the Fixed Income Allocation, the Underlying Funds may invest in a broad range of U.S. traded investment grade fixed income instruments, including government securities, government agency securities, supranational securities, corporate bonds, mortgage-backed securities and asset-backed securities.  The Advisor expects to allocate a substantial percentage of the Fixed Income Allocation to the Genworth Goldman Sachs Enhanced Core Bond Index Fund.

Within the Equity Allocation, the Underlying Funds may hold a broad range of equity securities, including small, middle and large market capitalization stocks; domestic and foreign securities (some of which may be located in emerging market countries); and holdings related to a specific sector such as technology.  Each of the Underlying Funds may focus on growth stocks or value stocks or may include investments in derivatives such as options or futures contracts.

For the Equity Allocation, the Advisor establishes allocation ranges for particular equity asset sub-classes.  The current allocation ranges established by the Advisor are:

Equity Asset Sub-Class	Allocation Range (percentage of total assets)*
U.S. Large Capitalization	25% - 35%
U.S. Mid Capitalization	5% - 15%
U.S. Small Capitalization	5% - 15%
International Mid/Large Capitalization	5% - 15%

*	The Fund reserves the right to change the equity asset sub-class allocation ranges at any time without notice.

The Advisor currently expects to invest a portion of the Equity Allocation in the following affiliated actively managed Underlying Funds:

Genworth Calamos Growth Fund
Genworth PYRAMIS® Small/Mid Cap Core Fund
Genworth Davis NY Venture Fund
Genworth Eaton Vance Large Cap Value Fund
Genworth Legg Mason ClearBridge Aggressive Growth Fund
Genworth PIMCO StocksPLUS Fund

The Advisor also expects to invest a portion of the Equity Allocation in the following affiliated enhanced index Underlying Funds:

Genworth Enhanced Small Cap Index Fund
Genworth Enhanced International Index Fund

Up to 10% of the Fund’s total assets may be invested in cash or cash equivalents.

The foregoing Underlying Funds may change from time to time in the Advisor’s discretion.  The Fund will not necessarily invest in every Underlying Fund at one time.  The Advisor intends to invest primarily in affiliated Underlying Funds; in the event that the Advisor determines that certain investment risk parameters are not satisfied by allocating exclusively to affiliated actively managed Underlying Funds and affiliated enhanced index Underlying Funds, the Advisor may allocate up to 10% of the Fund’s total assets to unaffiliated Underlying Funds (including unaffiliated exchange-traded funds) that utilize a passive index investment approach.

Day-to-day market activity may cause the Fund’s actual allocations to deviate from the stated equity/fixed income allocation, from the allocation ranges for equity sub-classes, or from the Advisor’s desired target allocation within a range or to a particular Underlying Fund.  It is anticipated that deviations from the equity/fixed income allocation will normally not exceed 10%, although the Fund may deviate temporarily from its asset allocation targets for defensive purposes.  The Advisor monitors the Fund’s holdings and manages daily cash flows in a manner designed to maintain desired target allocations.  The Advisor also may, from time to time, rebalance the Fund’s holdings of Underlying Funds to bring the actual allocations back to the desired target allocations applicable at that time.  The Advisor takes a long-term investment approach for the Fund and may not change target allocations in response to short-term market conditions.

The Fund is diversified, which means that, although it holds securities issued by a relatively small number of Underlying Funds and may invest a significant portion of its assets in any one Underlying Fund, its assets are diversified through indirect investment in the Underlying Funds’ portfolios of securities.

Principal Risks of Investing in the Fund
The risks associated with an investment in the Fund can increase during times of significant market volatility.  There is the risk that you could lose all or a portion of your money on your investment in the Fund.  The following risks could affect the value of your investment:

Fund of Funds Risk - The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds to meet their investment objectives, and the Fund’s shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets that the Fund allocates to the Underlying Funds.  There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives.

Management Risk - The risk that a strategy used by the Advisor or the Advisor’s allocations among Underlying Funds may fail to produce the intended results.

Market Risk - The value of the Underlying Funds’ investments and the net asset values of the shares of the Fund and the Underlying Funds will fluctuate in response to various market and economic factors related to the equity and fixed income markets as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Exchange-Traded Funds Risk - ETFs are a type of investment company bought and sold on a securities exchange.  An ETF typically represents a portfolio of securities designed to track a particular index.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile.  ETFs have management fees and other expenses which increase their costs.  The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value) and the Fund’s performance may be adversely affected by such a differential.

Equity and Fixed Income Risk - The Fund allocates its investments between Underlying Funds that invest in equity and fixed income securities.  The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.  These prices can decline and reduce the value of the Underlying Fund’s investment in equity securities.  Fixed income securities are principally subject to interest rate and credit risk.  Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates rise.  Fixed income securities are also subject to the risk that an issuer will be unable to pay the interest or principal when due.  If the quality of a fixed income security deteriorates after an Underlying Fund has purchased the security, the security’s market value may decline.

Index Funds Risk - An index fund invests in the securities included in a specific index or substantially identical securities regardless of market trends.  Index funds cannot modify their investment strategies to respond to changes in the economy, which means they may be particularly susceptible to a general decline in the market segment relating to the relevant index.  In addition, an index fund may not invest in all of the securities in the index and, therefore, there can be no assurance that its performance will match that of the benchmark index.  Also, an index fund’s returns, unlike those of the benchmark index, are reduced by the fees and operating expenses of the index fund.

Affiliated Funds Risk - In managing the Funds, the Advisor has authority to select and substitute Underlying Funds and expects to invest primarily in affiliated Underlying Funds.  The Advisor and its affiliates are compensated by the Fund and by the affiliated Underlying Funds for advisory and other services, and the fees payable to the Advisor and its affiliates by, and the overall expenses of, the affiliated Underlying Funds may be higher than the fees and expenses of other Underlying Funds.  Also, other funds with similar investment strategies may perform better or worse than the affiliated Underlying Funds.  As a result, the Advisor may be subject to conflicts of interest in allocating Fund assets among Underlying Funds and will seek to do so in a manner consistent with its fiduciary duty to the Fund and its shareholders.

Value Investment Risk - The risk that an Underlying Fund’s investments in value style securities may be out of favor and potentially undervalued in the marketplace due to adverse business, industry or other developments.  In addition, the Underlying Fund’s investments in value style securities, at times, may not perform as well as growth style securities or the stock market in general, and may be out of favor with investors for extended periods of time.  Value style securities are also subject to the risks that a security judged to be undervalued may actually be appropriately priced, or that the security’s potential value may take a long time to be recognized, or may never be recognized by the market.

Growth Investment Risk - The risk that the Underlying Fund’s investments in growth style securities may be subject to greater price volatility and may be more sensitive to changes in the issuer’s current or expected earnings than other equity securities.  In addition, the Underlying Fund’s investments in growth style securities, at times, may not perform as well as value style securities or the stock market in general, and may be out of favor with investors for extended periods of time.

Small- and Mid-Capitalization Risk - The risk that the Underlying Fund’s investments in the securities of small- or mid-capitalization companies may be more volatile and present additional uncertainty relative to securities of larger capitalization companies.

Foreign Securities Risk - Underlying Funds may invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities.  Foreign investments involve some of the following risks as well: (i) political and economic instability; (ii) the impact of currency exchange rate fluctuations; (iii) reduced information about issuers; (iv) higher transaction costs; (v) less stringent regulatory and accounting standards; and (vi) delayed settlement.  The Fund may obtain exposure to a foreign issuer through a depository receipt, which is generally a U.S. security that is subject to many of the risks associated with investing directly in foreign securities, including political and economic risks.

Emerging Markets Risk - The risks that apply to the Underlying Fund’s investments in foreign securities are typically much greater for investments in emerging markets.  Investments in emerging countries are riskier because the securities markets are generally less developed, may develop unevenly or may never fully develop.

Mortgage-Backed Securities, Asset-Backed Securities and Corporate Bond Risk -  These fixed income securities are sensitive to changes in interest rates and like traditional fixed income securities, the value of mortgage-backed and asset-backed securities typically increases when interest rates fall and decreases when interest rates rise.  When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled.  When this happens, certain types of mortgage-backed and asset-backed securities will be paid off more quickly than originally anticipated, and a Fund may have to invest the proceeds in securities with lower yields which may reduce the returns of a Fund.  This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed and asset-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall.  This risk is known as “extension risk.” Because of prepayment risk and extension risk, small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. The value of longer-term securities generally changes more in response to changes in interest rates than shorter term securities.  In a recessionary environment, the mortgages or other loans underlying a mortgage-backed or asset-backed security may experience an increase in defaults as borrowers experience difficulties in repaying their loans.  This in turn may cause the valuation of such securities to be more volatile and may reduce the value of such securities.  These risks are particularly heightened for investments in mortgage-backed or asset-backed securities that contain sub-prime loans which are loans made to borrowers with weakened credit histories and often have higher default rates.

Performance
The performance information below provides some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Service Shares. The performance table shows how the Fund’s returns compare with those of one or more broad measures of market performance.  No performance information is available for the Institutional Class shares since that class had not commenced operations as of December 31, 2010. The performance for the Institutional Shares would differ only to the extent that the Institutional Shares have different expenses than the Service Shares.  The performance figures do not reflect the fees and charges of your variable contract or qualified plan account.  If these fees and charges had been reflected, the performance shown would have been lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Annual Total Returns – Service Shares

During the period shown on the bar chart, the Fund’s best and worst quarters are shown below:

 Best Quarterly Returns: 8.75%  3rd Quarter 2010
 Worst Quarterly Returns: -6.14%  2nd Quarter 2010

Average Annual Total Returns (for the periods ended December 31, 2010)

	1 Year	Since Inception (12/9/2009)
Service Shares	12.25%	13.47%
60/40 Blended Index (60% S&P 500® Index / 40% Barclays Capital U.S. Aggregate Bond Index) (reflects no deduction for fees, expenses or taxes)	12.13%	12.09%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	16.14%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.54%	6.42%

Management

Investment Advisor
Genworth Financial Wealth Management, Inc. is the investment advisor for the Fund.

Portfolio Managers
Timothy B. Knepp, CFA, and Edward Wright, CFA, serve as portfolio managers for the Fund.  Mr. Knepp is Chief Investment Officer of the Advisor and has served as portfolio manager to the Fund since inception.  Mr. Wright, has served as Director of Portfolio Management of the Advisor since July 2010, and has served as portfolio manager to the Fund since 2011.

Purchase and Sale of Fund Shares
Shares of the Fund are not sold directly to the public.  The Fund offers its Service Shares to variable annuity separate accounts of insurance companies, including affiliates of Genworth, as investment options for certain variable contracts.  The separate accounts purchase Service Shares of the Fund in accordance with account allocation instructions received from owners of the variable contracts. The Institutional Shares are offered to certain qualified plans and other institutional investors, including Genworth Financial, Inc. or its affiliates.

Please check with your insurance company or qualified plan provider to determine if the Fund is available under your variable contract or qualified plan. This prospectus should be read in conjunction with your specific variable contract prospectus or the governing documents of your qualified plan.

Shareholders may sell (redeem) their Fund shares by following the procedures established when they opened their account or accounts.  The sale price of each Fund share will be the next NAV determined after the Fund (or authorized intermediary) receives a request to sell or redeem the applicable Fund shares.  Normally, the Fund will pay for redeemed Fund shares on the next business day after receiving the request, but it could take as long as seven days.  The value of the Fund shares redeemed may be more or less than their original purchase price depending upon the market value of the Fund’s investments at the time of the redemption.

Because variable contracts and qualified plans may have different provisions with respect to the timing and method of redemptions, variable contract owners and participants in qualified plans should contact their insurance company or qualified plan provider directly for details concerning these transactions.

Tax Information
The dividends and distributions paid by the Fund will consist of ordinary income, capital gains, or some combination of both.  Generally, the owners of variable contracts and participants in qualified plans are not taxed currently on such income or gains unless the income or gain is distributed to the variable contract owner or plan participant.  When such income is distributed, it will be taxable at ordinary income tax rates.  In addition, distributions made to a variable contract owner or plan participant who is younger than 59 1/2 may be subject to a 10% penalty tax.

Owners of variable contracts and participants in qualified plans should ask their own tax advisors for more information on their own tax situation and the income tax treatment of distributions from their variable contract or qualified plan, including possible state or local taxes.

Payments to Insurance Companies or Other Financial Intermediaries
If you purchase Fund shares through an insurance company or other financial intermediary, the Fund and the Fund’s distributor or its related companies will pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.